Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Corridor Communications Corp. (the "Company") on Form 10-QSB for the quarter ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 16, 2004                           By:      /s/ J. Michael Heil
                                             ----------------------------------
                                                   J. Michael Heil
                                                   Chief Executive Officer



August 16, 2004                           By:      /s/ Scott Mac Caughern
                                             ----------------------------------
                                                   Scott Mac Caughern
                                                   Chairman and Acting
                                                     Chief Financial Officer